EXHIBIT 10.1


             LABONTE & CO.                       1205 - 1095 West Pender Street
-----------------------------------------        Vancouver, BC  Canada
C H A R T E R E D   A C C O U N T A N T S        V6E 2M6
-----------------------------------------        Telephone      (604) 682-2778
                                                 Facsimile      (604) 689-2778
                                                 Email:        rjl@labonteco.com







September 27, 2002



U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth St. N.W.
Washington  DC  20549


Re: GeneMax Corp. - Form 8-K Current Report


Dear Sirs:

As chartered accountants, we hereby consent to the inclusion or incorporation by reference in this Form 8-K Current Report Statement dated September 27, 2002, of the following:

o Our report to the Stockholders and Board of Directors of GeneMax Pharmaceuticals Inc. (a development stage company), dated July 24, 2002 on the consolidated balance sheets of GeneMax Pharmaceuticals Inc. as at December 31, 2001, 2000 and 1999 and the consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2001 and 2000, for the period from July 27, 1999 (inception) to December 31, 1999 and for the period from July 27, 1999 (inception) to December 31, 2001.


Yours truly,


/s/ "LaBonte & Co."
-------------------
LABONTE & CO.
Chartered Accountants